Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

USA TECHNOLOGIES, INC.

AND

ANTARA CAPITAL MASTER FUND LP

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 9, 2019, by and among USA Technologies, Inc., a Pennsylvania corporation (the “Company”) and Antara Capital Master Fund LP (the “Investor”).

WHEREAS, this Agreement is made in connection with the issuance and sale of shares of common stock, without par value, of the Company (“Common Stock”) to the Investor pursuant to the Stock Purchase Agreement (as hereinafter defined); and

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of Investors pursuant to the Stock Purchase Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01          Definitions.  The terms set forth below are used herein as so defined:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Business Day” means a day other than (a) a Saturday or Sunday or (b) any day on which banks located in New York, New York are authorized or obligated to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Price” means the volume weighted average closing price per share of the Common Stock (as reported by Bloomberg L.P. (or if not available via Bloomberg L.P. another mutually agreed upon source)) for the 30 trading days immediately preceding the date on which the determination is made.

“Common Stock” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph to this Agreement.

“Effectiveness Deadline” January 9, 2020 if the Registration Statement is not subject to review by the Commission, or April 9, 2020 if the Registration Statement is subject to review by the Commission.

“Effectiveness Period” has the meaning specified therefor in Section 2.01 of this Agreement.

“Event” has the meaning specified therefor in Section 2.03(b) of this Agreement.

“Event Date” has the meaning specified therefor in Section 2.03(b) of this Agreement.

“Holder” means the record holder of any Registrable Securities, which include, as of the date of this agreement, the Investor.

“Investor” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Liquidated Damages” has the meaning specified therefor in Section 2.02(a) of this Agreement.

“Liquidated Damages Multiplier” means the product obtained by multiplying (i) the Common Stock Price by (ii) the number of Registrable Securities held by a Holder.

“Mandatory Shelf Filing Date” has the meaning specified therefore in Section 2.01 of this Agreement.

“Person” means an individual or a corporation, limited liability company, partnership, joint venture, trust, unincorporated organization, association, government agency or political subdivision thereof or other form of entity.

“Registrable Securities” means, except as otherwise set forth in Section 1.02, (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for shares, whether by stock split, dividend or any other distribution, recapitalization, merger or otherwise.

“Registration Expenses” has the meaning specified therefor in Section 2.06(b) of this Agreement.

“Registration Statement” has the meaning specified therefor in Section 2.01 of this Agreement.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to a registration statement.

“Shares” means the Common Stock acquired pursuant to the Stock Purchase Agreement.

“Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated as of October 9, 2019, by and among the Company and the Investors.

Section 1.02          Registrable Securities.  Any Registrable Security will cease to be a Registrable Security (a) when a registration statement covering such Registrable Security becomes or has been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) when such Registrable Security is held by the Company or one of its subsidiaries or Affiliates; (d) when such Registrable Security has been sold or disposed of in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to Section 2.09 hereof or (e) when such Registrable Security becomes eligible for resale without restriction and without the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act, if the Holder of such Registrable Security is not an affiliate (as defined in Rule 144(a)(1)) of the Company as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the affected Holders.

ARTICLE II

REGISTRATION RIGHTS

Section 2.01        Mandatory Registration.  No later than November 8, 2020 (such date, the “Mandatory Shelf Filing Date”), the Company shall prepare and use its commercially reasonable efforts to file a registration statement with the Commission on Form S-3 under the Securities Act providing for registration and resale, on a continuous or delayed basis and from time to time pursuant to Rule 415 under the Securities Act, of all of the Registrable Securities then outstanding; provided, however, that if the Company is not eligible to file and use a Form S-3 to register resales by the Holders by the Mandatory Shelf Filing Date, it shall prepare and use its commercially reasonable efforts to file such form of registration statement as is then available to permit resales by the Holders on a continuous or delayed basis (including a Form S‑1); provided, further, that if the Company has filed the registration statement on a form other than Form S-3 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company may elect, in its sole discretion, to (i) file a post-effective amendment to the registration statement converting such registration statement to a registration statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw such registration statement and file a registration statement on Form S-3 or any equivalent or successor form or forms, (the registration statement on such form, as amended or supplemented, the “Registration Statement”).  The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act by the Commission as soon as reasonably practicable after the Mandatory Shelf Filing Date.  The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (A) the date when all of the Registrable Securities covered by such Registration Statement have been sold, and (B) the date on which all of the Shares cease to be Registrable Securities hereunder (such period, the “Effectiveness Period”).  The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made).  The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. Eastern Time on a trading day. The Company shall contemporaneously provide the Holders with written notice of the effectiveness of the Registration Statement on the same trading day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement.

Section 2.02          Failure to File or Become Effective; Liquidated Damages.

(a)         If (i) the Company has not filed the Registration Statement with the Commission on or prior to the Mandatory Shelf Filing Date, or (ii) a Registration Statement registering for resale all of the Registrable Securities is not declared effective by the Commission by the Effectiveness Deadline, or (iii) after the effective date of the Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (ii), the date on which such Event occurs, and for purpose of clause (iii), the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, each Holder shall be entitled to a payment, as liquidated damages and not as a penalty, in an amount equal to 1% of the Liquidated Damages Multiplier (the “Liquidated Damages”). In no event will the aggregate Liquidated Damages payable to a Holder pursuant to this Agreement exceed (i) if the Company has not breached Section 2.08, 5% and (ii) if otherwise, 10%, in each case, of the Liquidated Damages Multiplier of such Holder. If the Company fails to timely pay any partial Liquidated Damages pursuant to this this Section 2.02, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the applicable Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

(b)          The Liquidated Damages shall be paid to each Holder in cash within ten (10) Business Days following the last day of 30-day period that the Holders are entitled to such Liquidated Damages.  Any payments made pursuant to this Section 2.02 shall constitute the Holders’ exclusive remedy for such events.  Any Liquidated Damages due under this Section 2.02 shall be paid to the Holders in immediately available funds.  The obligation to pay the Liquidated Damages to a Holder pursuant to this Section 2.02 shall cease at such time as the Registrable Securities become eligible for resale by such Holder under Rule 144 of the Securities Act without regard to any volume or manner of sale restrictions.

Section 2.03          Blackout and Delay Rights.  Notwithstanding anything to the contrary contained herein:

(a)          the Company shall not be required to (i) file a Registration Statement (or any amendment thereto) or, (ii) if a Registration Statement has been filed but not declared effective by the Commission, request effectiveness of such Registration Statement, for a period of up to 60 days, if the Company in its sole discretion determines (A) in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (B) such registration would render the Company unable to comply with applicable securities laws, (C) such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential, or (D) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; provided, however, that in no event shall any such period exceed an aggregate of 90 days in any 365-day period; and

(b)          the Company may, upon prior written notice to any Selling Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement (which notice shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made, as applicable), suspend such Selling Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Selling Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Company determines that it would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential, (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would adversely affect the Company or (iii) the Company determines that it is required to amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, however, that in no event shall (i) the Selling Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of 90 days in any 180-day period and (ii) any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.  Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Holders whose Registrable Securities are included in the Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

Section 2.04          Sale Procedures.  In connection with its obligations under this Article II, the Company will, as expeditiously as possible:

(a)         (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement, (ii) cause the related prospectus to be amended or supplemented by any required prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its subsidiaries), and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented;

(b)         make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits but excluding each document incorporated by reference), and provide each such Selling Holder the opportunity to reasonably object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement or such other registration statement or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(c)         if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request in writing by the time the Registration Statement is declared effective by the Commission; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject itself to general taxation in any jurisdiction where it would not otherwise be so subject or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)          promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act in connection with a resale of Registrable Securities, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written or verbal comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;

(e)         promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction.  Following the provision of such notice, the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f)         upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g)         otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h)          cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i)           use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j)           provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k)         if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post‑effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor, information regarding the underwriters, and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post‑effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(l)           if requested by a Selling Holder, enter into a customary underwriting agreement relating to the sale and distribution of Registrable Securities;

(m)        furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form; and

(n)         if requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Stock Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request.

The Company will not name a Holder as an underwriter as defined in Section 2(a)(11) of the Securities Act in any Registration Statement without such Holder’s consent.

Each Selling Holder, upon receipt of written notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.04 or the exercise of its rights pursuant to Section 2.02, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05          Obligations of the Holders.

(a)          Each Holder shall furnish in writing to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Holder of the information the Company requires from such Holder if such Holder elects to have any of the Registrable Securities included in such Registration Statement.  A Holder shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement if such Holder elects to have any of the Registrable Securities included in such Registration Statement.

(b)         Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)          Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

Section 2.06          Expenses.

(a)         All Registration Expenses shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement.  In addition, except for Registration Expenses or as otherwise provided in Section 2.07 hereof, the Company shall not be responsible for legal fees incurred by Holders in connection with the exercise of such Holders’ rights hereunder.

(b)         Certain Definitions.  “Registration Expenses” means (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any trading market or stock exchange on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement and (vii) fees and disbursements of one counsel for all Holders in an amount not to exceed $15,000. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in this Agreement or the Stock Purchase Agreement, any legal fees or other costs of the Holders.

Section 2.07          Indemnification.

(a)          Indemnification by the Company.  Notwithstanding the termination of this Agreement, the Company will, and hereby does, indemnify and hold harmless each Holder, its directors, officers, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors, employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, against any losses, claims, damages or liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”) joint or several, to which such Holder or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto (in all cases, including documents incorporated by reference), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) any violation or alleged violation by the Company of the Securities Act in connection with the performance of its obligations under this Agreement, and the Company will promptly reimburse such Holder and each such director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Loss, claim, liability, action or proceeding; provided, that the Company shall not be liable in any such case to the extent that any such Loss (or action or proceeding in respect thereof) arises out of or is based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding Holder furnished by such Holder.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder. The Company shall notify the Holders promptly in writing of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b)         Indemnification by the Holders.  The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 2.01 above, that the Company shall have received an undertaking satisfactory to it from the prospective Holder of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 2.07(a) above) the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information regarding such Holder furnished by such Holder in accordance with Section 2.07(a) above.  The maximum liability of each Holder for any such indemnification shall not exceed the amount of proceeds actually received by such Holder from the sale of his/its Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.  Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such Holder.

(c)          Notices of Claims, etc.  Promptly after receipt by any Person entitled to indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action or proceeding involving a claim referred to in Section 2.07(a) or (b) above, such Indemnified Party will, if a claim in respect thereof is to be made against any Person from whom indemnity is sought (the “Indemnifying Party”), give written notice to the latter of the commencement of such action; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under in Section 2.07(a) or (b) above, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice.  In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Parties and Indemnifying Parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.  No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  No Indemnified Party shall settle any claim for which indemnity maybe sought under this Agreement without the consent of the Indemnifying Party.

(d)         Other Indemnification.  Indemnification similar to that specified in in Section 2.07(a) or (b) above, and (c) above (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority other than the Securities Act.

(e)         Indemnification Payments.  The indemnification required by this Section 2.07 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

(f)          The indemnity agreements contained in this Section 2.07 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 2.08         Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(a)          make and keep adequate current public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b)          file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof;

(c)          furnish at the Company’s expense legal opinions or instruction letters regarding the removal of restrictive legends in connection with a sale under Rule 144; and

(d)          so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.09          Transfer or Assignment of Registration Rights.  The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may be transferred or assigned by any Holder to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, such Holder, the amount of Registrable Securities transferred or assigned to such transferee or assignee shall represent at least $100,000 of Registrable Securities (based on the Common Stock Price), (b) the Company is given written notice prior to any said transfer or assignment, stating the name and address of each such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of such Holder under this Agreement.

Section 2.10          Piggy-Back Registration.  If, at any time during the Effectiveness Period, there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans, then the Company shall deliver to each Holder a written notice of such determination and, if within five (5) days after the date of the delivery of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered.

ARTICLE III

MISCELLANEOUS

Section 3.01          Notices.  All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, telecopy, air courier guaranteeing overnight delivery, electronic mail or personal delivery to the following addresses:

(a)          if to the Investor:

c/o Antara Capital LP
500 Fifth Avenue, Suite 2320
New York, NY 10110
Attention:  Lance Kravitz
Email:  lkravitz@antaracapital.com

with a copy to:

Milbank LLP
2029 Century Park East, 33rd Floor
Los Angeles, CA 90067
Attention:  Eric Reimer, Esq.
Adam Moses, Esq.
Email: EReimer@milbank.com
AMoses@milbank.com

(b)          if to a transferee of an Investor, to such Person at the address provided pursuant to Section 2.09 above; and

(c)          if to the Company:

USA Technologies, Inc.
[100 Deerfield Lane, Suite 140
Malvern, PA 19355
Attention:  Stephen P. Herbert, Chief Executive Officer
Email: sherbert@usatech.com

with a copy to:

Lurio & Associates, P.C.
Suite 3120, One Commerce Square
2005 Market Street
Philadelphia, PA 19103
Attention:  Douglas M. Lurio, Esq.
Email:  dlurio@luriolaw.com

or to such other address as the Company or such Investor may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; at the time of transmittal, if sent via electronic mail; upon actual receipt if sent by certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 3.02         Successor and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein.

Section 3.03          Assignment of Rights.  All or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.09 hereof.

Section 3.04          Recapitalization, Exchanges, Etc. Affecting the Shares.  The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.05          Aggregation of Registrable Securities.  All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.06          Specific Performance.  Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.  The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have.

Section 3.07          Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

Section 3.08          Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.09         Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Section 5-1401 of the General Obligations Law).

Section 3.10          Cumulative Remedies.  The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

Section 3.11         Severability of Provisions.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.12         Entire Agreement.  This Agreement and the other agreements and documents referred to herein are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, representations, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company or any of its Affiliates or any Investor or any of its Affiliates set forth herein or therein. This Agreement and the other agreements and documents referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.13          Amendment.  This Agreement may be amended only by means of a written amendment signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.14         No Presumption.  If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.15         Obligations Limited to Parties to Agreement.  Each of the Parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the Holders or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.

Section 3.16          Independent Nature of Holder’s Obligations.  The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement.  Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 3.17         Interpretation.  Article and Section references are to this Agreement, unless otherwise specified.  All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified.  The word “including” shall mean “including but not limited to.”  Whenever any determination, consent or approval is to be made or given by a Seller under this Agreement, such action shall be in such Seller’s sole discretion unless otherwise specified.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

USA TECHNOLOGIES, INC.

By:	/s/ Stephen P. Herbert
Name: Stephen P. Herbert
Title: CEO, Director

[Signature Page to Registration Rights Agreement]

ANTARA CAPITAL MASTER FUND L.P.

By:	Antara Capital LP
not in its individual corporate capacity,
but solely as Investment Advisor and agent

By:	Antara Capital GP LLC,
its general partner

By:	/s/ Himanshu Gulati
Name: Himanshu Gulati
Title: Managing Member

[Signature Page to Registration Rights Agreement]